EXHIBIT 99.1

IA GLOBAL REPORTS SALES OF $ 11,802,000 FOR DECEMBER 31, 2004 QUARTER AND $31,550,000 FOR 2004

BURLINGAME, CA  February 15, 2005/PRNewswire-FirstCall/ --

Summary of Results

IA Global Inc. (Amex: IAO) announced the results of its year ended December 31, 2004. Revenues increased to $31,550,000 for the year ended December 31, 2004 from $1,145,000 for the year ended December 31, 2003, primarily due to the acquisition of Rex Tokyo on March 18, 2004. Gross profit increased to $5,104,000 in 2004, or 16.2 % of sales, from a gross profit of $17,000 in 2003. The net loss from continuing operations decreased to $942,000 in 2004 from $2,148,000 in 2003. The net loss of $1,443,000 reflected a loss from discontinued operations of $501,000, which relates to the sale of the QuikCAT assets that was announced on February 14, 2005. The loss for the year ended December 31, 2004 included merger and acquisition expenses of $387,000 and a fixed asset write-off of $96,000. The net loss per share was $.02 for the year ended December 31, 2004 as compared to a net loss of $.05 per share for the year ended December 31, 2003.

The Company ended the 4th quarter of 2004 with cash and cash equivalents of $3,848,000, net working capital of $3,646,000 and stockholder's equity of $4,134,000. Stockholder's equity was positively impacted by the Yen/Dollar exchange rate by $220,000 for the quarter and $51,000 for the full year.

The company's CEO, Alan Margerison, said, "We are pleased with the results of our business for the 4th quarter of 2004 and for the full year 2004. Revenues for the 4th quarter of 2004 were a record $11,802,000. Rex Tokyo had a strong quarter due to the performance of the new West Tokyo office, increased sales to its largest customer, the sale of slot machines directly rather than as an agent and the sale of Tesco lighting systems by Timothy World. In addition, we were favorably impacted by the average exchange rate during the quarter. We anticipate that the sale of the remaining QuikCAT assets will substantially reduce our losses in 2005."

Rex Tokyo Co. Ltd.

Rex Tokyo recorded revenue of $10,859,000 for the 4th quarter of 2004 and $27,987,000 for the full year 2004. The business was acquired March 18, 2004. We continued to expand this business by acquiring new sales offices in Kyushu and West Tokyo, Japan. In addition, Rex Tokyo established a joint venture company, Timothy World, with Kyushu Tesco Co Ltd. for the supply of lighting fixtures to the Pachinko industry in October, 2004 and began to sell slot machines directly rather than as an agent during the 4th quarter of 2004.

The quarter ending December 31 is typically Rex Tokyo's strongest because new Pachinko store openings are higher during this quarter.

Fan Club Entertainment Co. Ltd.

Fan Club recorded revenue of $904,000 for the 4th quarter of 2004 and $3,564,000 for the full year 2004. Fan Club re-positioned its business during the 3rd quarter of 2004 by establishing a creative design studio focusing on web and traditional print media delivery, including the Marvel characters. This new design studio compliments Fan Club's existing business providing services to the official fan club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc.

IA Global Acquisition Co.

IA Global Acquisition Co. recorded revenue of $39,000 for the 4th quarter and $113,000 for the full year 2004. IA Global Acquisition Co. recorded 2004 losses of $501,000, which are accounted for as a loss from discontinued operations during the 4th quarter of 2004.

                                      - 1 -
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On February 14, 2005, the company announced a definitive agreement to divest its remaining holdings related to QuikCAT Technologies ("QuikCAT") to Nanocat Technologies PTE Limited ("Nanocat"), a Singapore corporation. Nanocat is affiliated with QuikCAT Australia Pty Ltd. ("QuikCAT Australia"), our joint venture partner for the QuikCAT business.

The company previously announced the divestiture of its the Internet accelerator business ("iNet") outside of North America to its joint venture partner QuikCAT Australia and granted QuikCAT Australia an exclusive option to acquire the North America iNet business for $213,000 in cash. This option expires March 15, 2005.

The transactions with Nanocat and QuikCAT Australia are expected to close during the first quarter of 2005 and are subject to the completion of due diligence. There is no guarantee that the transactions above will close.

Outlook

The company expects revenues for the quarter ending March 31, 2005 to be in the range of $9,200,000 to $10,000,000 as compared to $2,031,000 for the same period in 2004.

ABOUT IA GLOBAL INC.

IA Global, Inc. is a public holding company focused on acquiring Japanese and US companies that operate in the entertainment, media and technology areas. We hold a 60.5% equity interest in Rex Tokyo Ltd., a supplier and maintenance contractor of parts to the Pachinko and slot machine gaming industry in Japan. Rex Tokyo is a supplier and fitter of installations for both new Pachinko parlors and stores that are carrying out re-fittings. It also supplies items such as automatic medal dispensing machines, automatic cigarette butt disposal systems, lighting systems and Pachinko ball sand other Pachinko accessory products as well as numerous new Pachinko slot machines. Through our 67% equity interest in Fan Club Entertainment Ltd., we are a creative design studio focused on web and traditional print media, including providing services to the official Fan Club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc.

For further information, contact:
Mark Scott, CFO
IA Global Inc.
533 Airport Blvd. Suite 400
Burlingame CA  94010
650-685-2402 (t)
650-685-2404 (f)
scott@iaglobalinc.com
www.iaglobalinc.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statement in this press release concerning the projected revenues for the first quarter of 2005 and the statement concerning annual losses are forward-looking statements. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release."

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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEET
                                                                                  December 31,     December 31,
                                                                                      2004             2003
                                                                                  ------------     ------------
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents ...............................................    $  3,847,813     $    676,782
    Accounts receivable, net of allowance for doubtful accounts of
      $93,338 and $0 , respectively .........................................       6,431,663        1,266,335
    Notes receivable ........................................................         641,305                -
    Inventories .............................................................         164,046                -
    Prepaid expenses ........................................................         771,036          438,142
    Consumption and deferred tax receivable .................................         161,769           49,482
    Loan receivable from QuikCAT Australia Pty Ltd ..........................         150,000                -
    Subscription receivable .................................................               -          400,000
    Other current assets ....................................................         136,102          296,163
    Assets held for sale ....................................................         773,582                -
                                                                                 ------------     ------------
      Total current assets ..................................................      13,077,316        3,126,904

EQUIPMENT, NET ..............................................................         273,245              812

OTHER ASSETS
    Intangible assets, net ..................................................       1,271,935        1,014,685
    Deferred tax asset ......................................................         390,079                -
    Loan to QuikCAT Australia Pty Ltd .......................................               -           74,849
    Other assets ............................................................         200,641                -
                                                                                 ------------     ------------

                                                                                 $ 15,213,216     $  4,217,250
                                                                                 ============     ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
    Accounts payable - trade ................................................    $  6,446,656     $    861,149
    Notes payable ...........................................................       1,474,582                -
    Accrued liabilities .....................................................         529,198          138,580
    Deferred revenue ........................................................               -          463,119
    Investment in QuikCAT Australia Pty Ltd .................................               -            1,137
    Consumption taxes received ..............................................         260,648                -
    Income taxes payable- foreign ...........................................         235,047           23,754
    Current portion of long term debt-affiliated party ......................         484,966                -
                                                                                 ------------     ------------
      Total current liabilities .............................................       9,431,097        1,487,739
                                                                                 ------------     ------------

LONG TERM  LIABILITIES:
    Long term debt-affiliated party .........................................         242,463                -
    Retirement benefits .....................................................          39,932                -
                                                                                 ------------     ------------
                                                                                      282,395                -
                                                                                 ------------     ------------

MINORITY INTERESTS ..........................................................       1,365,570           44,706
                                                                                 ------------     ------------

STOCKHOLDER'S EQUITY:
    Series B Preferred stock, $.01 par value, 5,000 shares authorized
      1,158 issued and outstanding (liquidation value $1,158,000) ...........              12               12
    Common stock, $.01 par value, 150,000,000 shares authorized,
      82,400,181 and 71,894,324, issued and outstanding, respectively .......         824,001          718,943
    Paid in capital .........................................................      28,785,839       26,049,286
    Accumulated deficit .....................................................     (25,590,820)     (24,147,785)
    Treasury stock ..........................................................         (50,000)         (50,000)
    Other comprehensive income ..............................................         165,122          114,349
                                                                                 ------------     ------------
      Total stockholder's equity ............................................       4,134,154        2,684,805
                                                                                 ------------     ------------

                                                                                 $ 15,213,216     $  4,217,250
                                                                                 ============     ============
                                                     - 3 -
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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF OPERATIONS
                                                                            Years Ended December 31,
                                                                  --------------------------------------------
                                                                      2004            2003            2002
                                                                  ------------    ------------    ------------
                                                                                                    Restated
REVENUE .......................................................   $ 31,550,394    $  1,144,654    $    406,046

COST OF SALES .................................................     26,446,109       1,128,075          84,280
                                                                  ------------    ------------    ------------

GROSS PROFIT ..................................................      5,104,285          16,579         321,766
                                                                  ------------    ------------    ------------

EXPENSES:
   Selling, general and administrative expenses ...............      5,670,171       2,383,253         903,001
   Writedown of fixed assets ..................................         95,719               -          37,759
                                                                  ------------    ------------    ------------
     Total expenses ...........................................      5,765,890       2,383,253         940,760
                                                                  ------------    ------------    ------------

OPERATING LOSS FROM CONTINUING OPERATIONS .....................       (661,605)     (2,366,674)       (618,994)
                                                                  ------------    ------------    ------------

OTHER INCOME (EXPENSE):
   Interest income ............................................         12,053          13,234             212
   Interest expense ...........................................        (60,191)       (373,999)     (1,084,620)
   Other income ...............................................        257,594          11,036         210,695
   Gain on sale of computer business ..........................              -         103,785               -
   Gain on sale of iAccele Co Ltd .............................              -         674,406               -
   Foreign currency transaction adjustment ....................         24,680        (172,069)              -
   Gain on sale of equity investment in QuikCAT
     Australia Pty Ltd ........................................         40,240               -               -
   Loss on equity investment in QuikCAT
     Australia Pty Ltd ........................................        (43,229)         (1,137)              -
                                                                  ------------    ------------    ------------
     Total other income (expense) .............................        231,147         255,256        (873,713)
                                                                  ------------    ------------    ------------

LOSS FROM CONTINUING OPERATIONS BEFORE
   MINORITY INTERESTS AND INCOME TAXES ........................       (430,458)     (2,111,418)     (1,492,707)

MINORITY INTERESTS ............................................        103,583          21,790               -
                                                                  ------------    ------------    ------------

LOSS FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES ...............................................       (534,041)     (2,133,208)     (1,492,707)
                                                                  ------------    ------------    ------------

INCOME TAXES:
   Current ....................................................        447,107          (8,158)              -
   Deferred ...................................................        (39,343)         22,738               -
                                                                  ------------    ------------    ------------

NET LOSS FROM CONTINUING OPERATIONS ...........................       (941,805)     (2,147,788)     (1,492,707)

Loss from discontinued operations .............................       (501,230)              -               -
                                                                  ------------    ------------    ------------

NET LOSS ......................................................     (1,443,035)     (2,147,788)     (1,492,707)

Deemed dividend ...............................................              -        (977,152)              -
                                                                  ------------    ------------    ------------

NET LOSS APPLICABLE TO COMMON
   SHAREHOLDERS ...............................................   $ (1,443,035)   $ (3,124,940)   $ (1,492,707)
                                                                  ============    ============    ============

Per share of Common-
   Basic net loss per share from continuing operations ........   $      (0.01)   $      (0.05)   $      (0.04)
   Basic net loss per share from discontinued operations ......          (0.01)              -               -
                                                                  ------------    ------------    ------------
   Total basic net loss per share .............................   $      (0.02)   $      (0.05)   $      (0.04)
                                                                  ============    ============    ============

   Diluted net loss per share from continuing operations ......   $      (0.01)   $      (0.05)   $      (0.04)
   Diluted net loss per share from discontinued operations ....          (0.01)              -               -
                                                                  ------------    ------------    ------------
   Total diluted net loss per share ...........................   $      (0.02)   $      (0.05)   $      (0.04)
                                                                  ============    ============    ============

   Weighted average shares of common stock outstanding ........     75,914,127      59,243,914      36,480,248
   Weighted average shares of common stock and common
     equivalent shares outstanding ............................     75,914,127      59,243,914      36,480,248

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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                                                             Years Ended December 31,
                                                                   ---------------------------------------
                                                                       2004            2003            2002
                                                                   -----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss .....................................................    $(1,443,036)    $(2,147,788)    $(1,492,707)
 Adjustments to reconcile net loss to net cash used in
  operating activities:
    Depreciation and amortization .............................        401,939         557,885          54,940
    Loss on disposal of fixed assets ..........................         14,103               -          37,759
    Loss from discontinued operations .........................        426,230               -               -
    (Gain) on disposal of discontinued operation ..............        (40,240)              -               -

    Amortization of beneficial conversion feature .............              -         277,311       1,063,857
    Unearned compensation expense .............................              -               -         165,788
    Equity based compensation .................................              -          80,000         172,250
    Equity loss from investment in QuikCAT Australia Pty Ltd ..         43,229           1,137               -
    Minority interests ........................................        553,756          21,790               -
    Accrued interest on notes/loans payable ...................         16,077         124,747               -
    Gain from sale of iAccele Co Ltd ..........................              -        (674,406)              -
    Gain on sale of computer business .........................              -        (103,785)              -
    Accounts receivable .......................................     (2,222,053)     (1,266,335)              1
    Notes receivable - trade ..................................       (593,655)              -               -
    Consumption and deferred tax receivable ...................        148,361         (49,482)              -
    Inventory .................................................        664,169               -               -
    Prepaid expenses ..........................................       (332,894)       (438,142)              -
    Deferred license fee receivable ...........................              -               -               -
    Other current assets ......................................        393,072         (93,860)            376
    Deferred tax assets .......................................        (66,803)              -               -
    Other assets ..............................................        (77,898)          5,477          22,092
    Accounts payable ..........................................      1,443,478       2,612,336         (97,608)
    Notes payable - trade .....................................      1,474,582               -               -
    Accrued liabilities .......................................        (94,959)        107,580        (180,843)
    Other liabilities-retirement benefits .....................         39,932               -               -
    Income taxes payable - foreign ............................        211,293          23,754               -
    Deferred revenue ..........................................       (463,120)        463,119        (305,000)
                                                                   -----------     -----------     -----------
Net cash used in continuing operations ........................        495,563

Net cash used in discontinued operations ......................       (347,321)              -               -
                                                                   -----------     -----------     -----------
NET CASH PROVIDED USED IN OPERATIONS ..........................        148,242        (498,662)       (559,095)
                                                                   -----------     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Investment in QuikCAT Australia Pty Ltd ...................        (50,000)              -               -
    Cash of Rex Tokyo Co Ltd immediately following acquisition       1,934,839               -               -
    Purchase of Rex Tokyo Co Ltd ..............................       (941,000)              -               -
    Purchase of IA Global Acquisition Co ......................       (700,000)              -               -
    Purchase of Fan Club Entertainment Co Ltd .................              -      (1,107,590)              -
    Purchase of iAccele Co Ltd ................................              -        (830,358)              -
    Purchase of intangibles ...................................       (540,930)              -               -
    Purchases of capital expenditures .........................       (506,594)       (598,431)              -
    Proceeds from sale of equipment ...........................              -         702,216               -
    Software development costs ................................              -         (39,347)              -
    Investment in foreignTVJapan.com ..........................              -               -         100,000
    Other assets ..............................................              -               -               -
                                                                   -----------     -----------     -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ...........       (803,685)     (1,873,510)        100,000
                                                                   -----------     -----------     -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
    Proceeds from loan payable - related party ................      1,500,000       1,288,167         885,098
    Repayments of loan payable - related party ................        (61,417)     (1,280,816)              -
    Loan to Innovative Computing Group, Inc. ..................       (100,000)              -               -
    Loan to QuikCAT Australia Pty Ltd. ........................        (25,000)        (74,849)              -
    Proceeds from issuance of common stock ....................      1,530,000       2,500,000               -
    Proceeds from long term debt- affiliated party ............        788,846               -               -
    Proceeds from exercise of options .........................         40,000               -               -
                                                                   -----------     -----------     -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES .....................      3,672,429       2,432,502         885,098
                                                                   -----------     -----------     -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS .....................      3,016,986          60,330         426,003

EFFECT OF EXCHANGE RATE CHANGES ON CASH .......................        154,045         172,069               -

CASH AND CASH EQUIVALENTS, beginning of the period ............        676,782         444,383          18,380
                                                                   -----------     -----------     -----------

CASH AND CASH EQUIVALENTS, end of the period ..................    $ 3,847,813     $   676,782     $   444,383
                                                                   ===========     ===========     ===========

Supplemental disclosures of cash flow information:
    Interest paid .............................................    $    40,669     $         -     $         -
    Taxes paid ................................................    $   412,072     $       334     $         -
Non-cash investing and financing activities:
    Common stock issued for Rex Tokyo Co Ltd ..................    $   138,600     $         -     $         -
    Conversion of debt to equity ..............................    $ 1,533,001     $ 2,186,215     $         -
    Contribution of debt to equity ............................    $   101,629     $         -     $    64,719
    Conversion of liability to equity .........................    $    13,500     $         -     $         -
    Common stock issued for Fan Club Entertainment Co Ltd .....    $         -     $   165,200     $   165,200
    Conversion of preferred stock to equity ...................    $         -     $         -     $   200,000
    Common stock and options issued for services ..............    $         -     $         -     $   172,250

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